UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

MADRIGAL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33277	04-3508648
(State or another jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Tower Bridge
200 Barr Harbor Drive, Suite 200
West Conshohocken, Pennsylvania	19428
(Address of principal executive offices)	(Zip Code)

(267) 824-2827

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	MDGL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 16, 2023, Madrigal Pharmaceuticals, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment to its Restated Certificate of Incorporation, as amended, to provide exculpation from liability for certain officers of the Company from certain claims of breach of the fiduciary duty of care, as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 1, 2023 and as approved at the Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”). The Certificate of Amendment became effective on upon filing with the Secretary of State.

A copy of the Certificate of Amendment is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) 2023 Annual Meeting of Stockholders

The Company held the Annual Meeting on a virtual basis via internet at 9:00 a.m., Eastern time, on Thursday, June 15, 2023. As of April 27, 2023, the record date for the Annual Meeting, the Company had 18,289,173 shares of its common stock outstanding and entitled to vote, of which 16,146,504 shares of the Company’s common stock were present in person or represented by proxy and entitled to vote, constituting a quorum, at the Annual Meeting.

(b) Annual Meeting Voting Results

The following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting. These matters are described in more detail in the Proxy Statement filed with the SEC on May 1, 2023.

Proposal No. 1: The Company’s stockholders elected each of the three Class I nominees named below to serve on the Company’s Board of Directors for a three-year term expiring at the Company’s 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified.

Class I Nominee	Votes For	Votes Withheld	Broker Non-votes
Paul A. Friedman, M.D.	14,114,309	750,859	1,281,336
Kenneth M. Bate	13,914,837	950,331	1,281,336
James M. Daly	8,913,220	5,951,948	1,281,336

Proposal No. 2: The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
16,111,585	12,542	22,377	—

Proposal No. 3: The Company’s stockholders approved, on an advisory basis (with the affirmative vote of 93.56% of the votes cast FOR), the compensation of the Company’s named executive officers as described in the Proxy Statement.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
13,908,736	940,302	16,130	1,281,336

Proposal No. 4: The Company’s stockholders approved the Amendment to Company’s Restated Certificate of Incorporation, as described in the Proxy Statement.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
13,898,961	958,185	8,022	1,281,336

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Restated Certificate of Incorporation of Madrigal Pharmaceuticals, Inc., as filed on June 16, 2023 with the Secretary of State of the State of Delaware

104	Cover Page Interactive Data File (embedded within the Inline XBRL file)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MADRIGAL PHARMACEUTICALS, INC.

Date: June 16, 2023	/s/ Brian J. Lynch
Brian J. Lynch
Senior Vice President and General Counsel

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